EXHIBIT 10.26

This FIRST AMENDMENT dated January 29, 2018 (this “Amendment”) to the Loan Agreement dated February 23, 2017 (the “Loan agreement”) by and between RENOVACARE, Inc., a Nevada corporation (the “Borrower”) and Kalen Capital Corporation (“Creditor”). All Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

WHEREAS the parties deem it to be in their respective best interests to amend the Loan Agreement so as to extend the maturity date of the Loan.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

1. Section 2.03 of the Loan Agreement is hereby amended by changing “February 28, 2018” to “December 31, 2019.”

2. Borrower will deliver an amendment to the Promissory Note dated February 23, 2017 reflecting the change in the maturity date of the Loan form “February 28, 2018” to “December 31, 2019.”

3. If there is any conflict between the terms, conditions and obligations of this Amendment and the Loan Agreement, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Loan Agreement not specifically amended by this Amendment are preserved and remain in full force and effect.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Amendment or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable digital format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Amendment or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable digital format, or similar format, shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

RENOVACARE, INC.

By:
Name:	Thomas Bold
Title:	President and Chief Executive Officer

KALEN CAPITAL CORPORATION

By:
Name:	Harmel S. Rayat
Title:	President